                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.2

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                        438,554.12
       Available Funds:
           Contract Payments due and received in this period                                                   2,645,103.10
           Contract Payments due in prior period(s) and received in this period                                  232,381.89
           Contract Payments received in this period for next period                                              97,153.24
           Sales, Use and Property Tax, Maintenance, Late Charges                                                 64,247.83
           Prepayment Amounts related to early termination in this period                                        111,029.79
           Servicer Advance                                                                                      224,618.94
           Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
           Transfer from Reserve Account                                                                           2,259.28
           Interest earned on Collection Account                                                                   2,242.82
           Interest earned on Affiliated Account                                                                      76.07
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                 0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                              0.00
           Amounts paid under insurance policies                                                                       0.00
           Any other amounts                                                                                           0.00

                                                                                                              -------------
       Total Available Funds                                                                                   3,817,667.08
       Less: Amounts to be Retained in Collection Account                                                        468,690.81
                                                                                                              -------------
       AMOUNT TO BE DISTRIBUTED                                                                                3,348,976.27
                                                                                                              =============


       DISTRIBUTION OF FUNDS:

           1. To Trustee -  Fees                                                                                       0.00
           2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                         232,381.89
           3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

               a) Class A1 Principal and Interest                                                                      0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  0.00
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                          2,508,353.36
               b) Class B Principal and Interest                                                                  42,817.33
               c) Class C Principal and Interest                                                                  85,894.81
               d) Class D Principal and Interest                                                                  58,024.71
               e) Class E Principal and Interest                                                                  75,734.01

           4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                  0.00
           5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    179,923.44
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    74,831.96
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           2,259.28
           6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts          66,566.72
           7. To Servicer, Servicing Fee and other Servicing Compensations                                        22,188.76
                                                                                                              -------------
       TOTAL FUNDS DISTRIBUTED                                                                                 3,348,976.27
                                                                                                              =============

                                                                                                              -------------
       End of Period Collection Account Balance {Includes Payments in Advance
        & Restricting Event Funds (if any)}                                                                      468,690.81
                                                                                                              =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                             $2,702,437.25
           - Add Investment Earnings                                                                               2,259.28
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
           - Less Distribution to Certificate Account                                                              2,259.28
                                                                                                              -------------
End of period balance                                                                                         $2,702,437.25
                                                                                                              =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                     $2,702,437.25
                                                                                                              =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003




III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

               Pool A                                   42,872,802.98
               Pool B                                    9,196,345.21
                                                      ---------------
                                                                            52,069,148.19
Class A Overdue Interest, if any                                 0.00
Class A Monthly Interest - Pool A                          257,951.36
Class A Monthly Interest - Pool B                           55,331.34

Class A Overdue Principal, if any                                0.00
Class A Monthly Principal - Pool A                       1,533,576.82
Class A Monthly Principal - Pool B                         661,493.84
                                                      ---------------
                                                                             2,195,070.66
Ending Principal Balance of the Class A Notes

               Pool A                                   41,339,226.16
               Pool B                                    8,534,851.37
                                                      ---------------
                                                                            -------------
                                                                            49,874,077.53
                                                                            =============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000      Original Face $237,814,000       Balance Factor
       $ 1.317343                     $ 9.230199                   20.971885%



IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

               Class A1                                         0.00
               Class A2                                         0.00
               Class A3                                         0.00
               Class A4                                52,069,148.19
                                                       -------------



Class A Monthly Interest                                                52,069,148.19

                Class A1 (Actual Number Days/360)                0.0
                Class A2                                         0.0
                Class A3                                         0.0
                Class A4                                   313,282.7
                                                       -------------

Class A Monthly Principal

               Class A1                                         0.00
               Class A2                                         0.00
               Class A3                                         0.00
               Class A4                                 2,195,070.66
                                                       -------------
                                                                         2,195,070.66
Ending Principal Balance of the Class A Notes

               Class A1                                         0.00
               Class A2                                         0.00
               Class A3                                         0.00
               Class A4                                49,874,077.53
                                                       -------------

                                                                        -------------
                                                                        49,874,077.53
                                                                        =============

Class A4

Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $99,051,000   Original Face $99,051,000     Balance Factor
    $ 3.162842                     $ 22.161015              50.351917%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes

               Pool A                                 731,061.57
               Pool B                                 156,833.01
                                                      ----------

                                                                    887,894.58

Class B Overdue Interest, if any                           0.00
Class B Monthly Interest - Pool A                      4,447.29
Class B Monthly Interest - Pool B                        954.07
Class B Overdue Principal, if any                          0.00
Class B Monthly Principal - Pool A                    26,140.51
Class B Monthly Principal - Pool B                    11,275.46
                                                      ----------
                                                                     37,415.97
Ending Principal Balance of the Class B Notes

               Pool A                                 704,921.06
               Pool B                                 145,557.55
                                                      ----------
                                                                    ----------
                                                                    850,478.61
                                                                    ==========


Interest Paid Per $1,000     Principal Paid Per $1,000             Ending Principal
Original Face $4,054,000     Original Face $4,054,000              Balance Factor
       $ 1.332353                $ 9.229396                            20.978752%



VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes

               Pool A                             1,461,342.08
               Pool B                               313,447.09
                                                  ------------
                                                                  1,774,789.17

Class C Overdue Interest, if any                          0.00
Class C Monthly Interest - Pool A                     9,109.03
Class C Monthly Interest - Pool B                     1,953.82
Class C Overdue Principal, if any                         0.00
Class C Monthly Principal - Pool A                   52,281.03
Class C Monthly Principal - Pool B                   22,550.93
                                                  ------------
                                                                     74,831.96
Ending Principal Balance of the Class C Notes

               Pool A                             1,409,061.05
               Pool B                               290,896.16
                                                  ------------
                                                                  ------------
                                                                  1,699,957.21
                                                                  ============


Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $8,107,000      Original Face $8,107,000          Balance Factor
      $ 1.364605                   $ 9.230537                    20.969005%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

               Pool A                               974,488.37
               Pool B                               209,037.75
                                                    ----------
                                                                 1,183,526.12

Class D Overdue Interest, if any                          0.00
Class D Monthly Interest - Pool A                     6,699.61
Class D Monthly Interest - Pool B                     1,437.13
Class D Overdue Principal, if any                         0.00
Class D Monthly Principal - Pool A                   34,854.02
Class D Monthly Principal - Pool B                   15,033.95
                                                    ----------
                                                                    49,887.97
Ending Principal Balance of the Class D Notes

               Pool A                               939,634.35
               Pool B                               194,003.80
                                                  ------------
                                                                 ------------
                                                                 1,133,638.15
                                                                 ============


Interest Paid Per $1,000         Principal Paid Per $1,000    Ending Principal
Original Face $5,405,000         Original Face $5,405,000      Balance Factor
       $ 1.505410                      $ 9.229967                20.973879%



VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

               Pool A                             1,217,915.28
               Pool B                               261,242.38
                                                  ------------
                                                                 1,479,157.66

Class E Overdue Interest, if any                         0.00
Class E Monthly Interest - Pool A                   11,011.98
Class E Monthly Interest - Pool B                    2,362.07
Class E Overdue Principal, if any                        0.00
Class E Monthly Principal - Pool A                  43,567.52
Class E Monthly Principal - Pool B                  18,792.44
                                                  ------------
                                                                    62,359.96
Ending Principal Balance of the Class E Notes

               Pool A                             1,174,347.76
               Pool B                               242,449.94
                                                  ------------
                                                                 ------------
                                                                 1,416,797.70
                                                                 ============

Interest Paid Per $1,000      Principal Paid Per
Original Face $6,756,000      Original Face $6,756,000          Balance Factor
      $ 1.979581                     $ 9.230308                   20.970955%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

               Pool A                                                     1,461,908.08
               Pool B                                                       313,605.79
                                                                          ------------
                                                                                           1,775,513.87

Residual Interest - Pool A                                                  178,004.15
Residual Interest - Pool B                                                    1,919.29
Residual Principal - Pool A                                                  52,281.03
Residual Principal - Pool B                                                  22,550.93
                                                                          ------------
                                                                                              74,831.96
Ending Residual Principal Balance

               Pool A                                                     1,409,627.05
               Pool B                                                       291,054.86
                                                                          ------------
                                                                                           ------------
                                                                                           1,700,681.91
                                                                                           ============

X.   PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                        22,188.76
      - Servicer Advances reimbursement                                                      232,381.89
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                       66,566.72
                                                                                           ------------
      Total amounts due to Servicer                                                          321,137.37
                                                                                           ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                             48,719,518.29

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                               0.00

            Decline in Aggregate Discounted Contract Balance                                                           1,742,700.93
                                                                                                                      -------------
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               ending of the related Collection Period                                                                46,976,817.36
                                                                                                                      =============

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances                        1,742,700.93

                - Principal portion of Prepayment Amounts                                                      0.00

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                       Contracts during the Collection Period                                                  0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                       Collection Period                                                                       0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                       during Collection Period                                                                0.00
                                                                                                       ------------
                                          Total Decline in Aggregate Discounted Contract Balance       1,742,700.93
                                                                                                       ============

POOL B
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                             10,450,511.19

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                               0.00

            Decline in Aggregate Discounted Contract Balance                                                             751,697.54
                                                                                                                      -------------
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               ending of the related Collection Period                                                                 9,698,813.65
                                                                                                                      =============

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances                          641,384.24

                - Principal portion of Prepayment Amounts                                                110,313.30

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                       Contracts during the Collection Period                                                  0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                       Collection Period                                                                       0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                       during Collection Period                                                                0.00
                                                                                                        -----------
                                          Total Decline in Aggregate Discounted Contract Balance         751,697.54
                                                                                                        ===========

                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     56,675,631.01
                                                                                                                      =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                              Predecessor
                                                                          Discounted          Predecessor       Discounted
            Lease #           Lessee Name                                Present Value        Lease #           Present Value
            -------           -----------                                -------------        -------           -------------
            3024-003          RADNET MANAGEMENT II, INC.                  $1,289,113.68       1667-003            $1,466,069.44
                              CASH                                        $  176,955.76
            1743-004          HYPERBARIC MANAGEMENT SYS                   $1,539,883.34       2425-001            $1,890,612.33
            3221-001          TOTAL IMAGING OF SUN CITY, LLC              $1,496,892.51       2427-001            $1,194,070.97
            3307-001          OPEN MRI OHIO 2 VENTURES, LLC               $1,181,820.77       917-503             $  644,152.99
            3323-003          OPEN MRI OHIO 1 VENTURES, LLC               $1,162,123.59       1004-503            $   77,559.49
                                                                                              1048-501            $  896,884.04
                                                                                              1049-504            $  644,152.99
                                                                                              1050-504            $   85,901.56
                                                                         --------------                         ---------------
                                                             Totals:      $6,846,789.65                           $6,899,403.81

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $6,899,403.81
            b) ADCB OF POOL A AT CLOSING DATE                                                                   $211,061,551.13
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES       NO   X

            POOL B                                                                              Predecessor
                                                            Discounted           Predecessor    Discounted
            Lease #           Lessee Name                   Present Value        Lease #        Present Value
            -------           -----------                   -------------        -------        -------------
                              NONE
                                                            -------                                ------
                                   Totals:                    $0.00                                 $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                            $59,182,173.57
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
           YES      NO   X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                             Predecessor
                                                                            Discounted      Predecessor         Discounted
            Lease #       Lessee Name                                     Present Value     Lease #             Present Value
            -------       -----------                                     -------------     -------             -------------
            2841-001      Medical Imaging Co. Inc.                         1,121,500.51     2207-001              $551,274.29
            2004383-1     Robert Wood Johnson University                     512,828.61     2207-002            $1,160,782.50
            2005209-2     Memorial Regional Medical Center                   252,655.70     2207-003              $181,136.33
                          Cash                                                 6,208.31
            2875-007      MRI of River North, Inc. et al.                  1,629,015.55     2337-001            $1,215,773.70
            3024-003      Radnet Management II, Inc.                       1,495,882.60     4283-401              $286,487.54
                                                                                            2314-002            $1,209,395.06
            3718-005      USD Dayton Inc., & USD Dayton Holding            1,711,481.42     1969-003            $1,251,411.72
                                                                                            1954-002              $221,077.49
                                                                                            1954-003               $74,796.06
                                                                                            1095-501              $209,827.19
                                                                          -------------                         -------------
                                                         Totals:          $6,729,572.70                         $6,361,961.88

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     $6,361,961.88
            b) ADCB OF POOL A AT CLOSING DATE                                                                 $211,061,551.13
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES      NO X

            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                Predecessor
                                                                  Discounted          Predecessor        Discounted
            Lease #       Lessee Name                             Present Value       Lease #            Present Value
            -------       -----------                             -------------       -------            -------------
                          None

                                                                  -----------                           --------------
                                                      Totals:           $0.00                                    $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                           $59,182,173.57
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES     NO X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XV. POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
     This Month                                  479,129.40           This Month                           56,675,631.01
     1 Month Prior                                83,393.96           1 Month Prior                        59,170,029.48
     2 Months Prior                              699,070.12           2 Months Prior                       62,410,060.16

     Total                                     1,261,593.48           Total                               178,255,720.65

     A) 3 MONTH AVERAGE                          420,531.16           B) 3 MONTH AVERAGE                   59,418,573.55

     c) a/b                                           0.71%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                   Yes           No   X
                                                                                                       -----        -----
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                         Yes           No   X
                                                                                                       -----        -----
     B. An Indenture Event of Default has occurred and is then continuing?                         Yes           No   X
                                                                                                       -----        -----
4.   Has a Servicer Event of Default occurred?                                                     Yes           No   X
                                                                                                       -----        -----

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                              Yes           No   X
                                                                                                       -----        -----
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                             Yes           No   X
                                                                                                       -----        -----
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                              Yes           No   X
                                                                                                       -----        -----


6.   Aggregate Discounted Contract Balance at Closing Date                Balance   $270,243,724.70


     DELINQUENT LEASE SUMMARY
                     Days Past Due            Current Pool Balance           # Leases
                     -------------            --------------------           --------
                           31 - 60                      717,031.88                 10
                           61 - 90                      223,129.13                 12
                          91 - 180                      479,129.40                  5

     Approved By:
     Matthew E. Goldenberg
     Director
     Structured Finance and Securitization